UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

GOUVERNEUR BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-56605	37-2102925
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

42 Church Street, Gouverneur, New York 13642

(Address of principal executive offices) (Zip Code)

(315) 287-2600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, the Board of Directors of Gouverneur Bancorp, Inc. (the “Company”) and Gouverneur Savings and Loan Association (the “Bank”) appointed James Campanaro, the current Vice President of Accounting of the Bank, as Chief Financial Officer of the Company and the Bank, effective as of May 31, 2024. As previously disclosed, Kimberly A. Adams has notified the Company that she will retire as Vice President and Chief Financial Officer of the Company and the Bank effective as of May 31, 2024.

Mr. Campanaro, age 30, has served as Vice President of Accounting of the Bank since December 2023. From June 2022 to December 2023, Mr. Campanaro served as Senior Accountant for the Bank and, from January 2017 to June 2022, Mr. Campanaro served as Accountant for the Bank. There are no arrangements or understandings with any person pursuant to which Mr. Campanaro has been selected to serve as Chief Financial Officer of the Company and the Bank. There have been no transactions directly or indirectly involving Mr. Campanaro that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K of the Securities and Exchange Commission. Mr. Campanaro’s wife is the niece of Henry J. Leader, a director of the Company and the Bank.

No material plan, contract or arrangement has been entered into, or materially amended, in connection with Mr. Campanaro’s appointment as Chief Financial Officer and no grant or award has been made to Mr. Campanaro under any such plan, contract or arrangement in connection with his appointment as Chief Financial Officer.

Item 9.01	Financial Statements and Other Exhibits.

(d)	Exhibits

Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOUVERNEUR BANCORP, INC.

Date: March 22, 2024	By:	/s/ Kimberly A. Adams
Kimberly A. Adams
Vice President and Chief Financial Officer